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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported): OCTOBER 31, 1999
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                           DVI RECEIVABLES CORP. VIII
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             (Exact name of registrant as specified in its charter)


          DELAWARE                     333-74901                25-1824148
-------------------------------  ------------------------  ----------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                             Identification Number)


500 HYDE PARK
DOYLESTOWN, PENNSYLVANIA                                           18901
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (215) 345-6600
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         (Former name or former address, if changed since last report.)




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Item 7.  Financial Statements and Exhibits


Exhibit 99.1 Servicer Report for month ending October 31, 1999, payment date November 15, 1999






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            DVI Receivables Corp. VIII
                                            --------------------------
                                                   (Registrant)



Dated:  November 23, 1999              By:  /s/ Steven R. Garfinkel
                                            -----------------------
                                            Steven R. Garfinkel
                                            Executive Vice President and
                                            Chief Financial Officer



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